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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                             ----------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

48 Wall Street, New York, N.Y.                               10286
(Address of principal executive offices)                     (Zip code)


                             ----------------------


                              EQ CAPITAL TRUST III
               (Exact name of obligor as specified in its charter)


Delaware                                                         __________
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


1290 Avenue of the Americas
New York, New York                                           10104
(Address of principal executive offices)                     (Zip code)

                             ----------------------

                              Preferred Securities
                       (Title of the indenture securities)


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

1.       GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
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                  Name                                        Address
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         Superintendent of Banks of the State of       2 Rector Street
         New York                                      New York, N.Y.  10006,
                                                       and Albany, N.Y. 12203

         Federal Reserve Bank of New York              33 Liberty Plaza
                                                       New York, N.Y.  10045

         Federal Deposit Insurance Corporation         Washington, D.C.  20429

         New York Clearing House Association           New York, New York  10005

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.


2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of January, 1998.


                                                      THE BANK OF NEW YORK



                                                      By: /s/JAMES W.P. HALL
                                                          ----------------------
                                                          Name:  JAMES W.P. HALL
                                                          Title: VICE PRESIDENT

                                                                       Exhibit 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                     of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                          Dollar Amounts
ASSETS                                                                                                      in Thousands
Cash and balances due from depos-
  itory institutions:
  Noninterest-bearing balances and
  currency and coin .................................................................................        $ 5,004,638

  Interest-bearing balances .........................................................................          1,271,514
Securities:
  Held-to-maturity securities .......................................................................          1,105,782
  Available-for-sale securities .....................................................................          3,164,271
Federal funds sold and Securities pur-
chased under agreements to resell....................................................................          5,723,829
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
    income ................................................... 34,916,196
  LESS: Allowance for loan and
    lease losses .............................................    581,177
  LESS: Allocated transfer risk
    reserve...................................................        429
    Loans and leases, net of unearned
    income, allowance, and reserve...................................................................         34,334,590
Assets held in trading accounts .....................................................................          2,035,284
Premises and fixed assets (including
  capitalized leases) ...............................................................................            671,664
Other real estate owned .............................................................................             13,306
Investments in unconsolidated
  subsidiaries and associated
  companies .........................................................................................            210,685
Customers' liability to this bank on
  acceptances outstanding ...........................................................................          1,463,446
Intangible assets ...................................................................................            753,190
Other assets ........................................................................................          1,784,796
                                                                                                             -----------
Total assets ........................................................................................        $57,536,995
                                                                                                             ===========

LIABILITIES
Deposits:
  In domestic offices ...............................................................................        $27,270,824
  Noninterest-bearing ........................................ 12,160,977
  Interest-bearing ........................................... 15,109,847

  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs ..................................................................         14,687,806
  Noninterest-bearing ........................................    657,479
  Interest-bearing ........................................... 14,030,327
Federal funds purchased and Securities
  sold under agreements to repurchase................................................................          1,946,099
Demand notes issued to the U.S.
  Treasury ..........................................................................................            283,793
Trading liabilities .................................................................................          1,553,539
Other borrowed money:
  With remaining maturity of one year
    or less .........................................................................................          2,245,014
  With remaining maturity of more than
    one year through three years.....................................................................                  0
  With remaining maturity of more than
    three years .....................................................................................             45,664
Bank's liability on acceptances exe-
  cuted and outstanding .............................................................................          1,473,588
Subordinated notes and debentures ...................................................................          1,018,940
Other liabilities ...................................................................................          2,193,031
                                                                                                             -----------
Total liabilities ...................................................................................         52,718,298
                                                                                                             -----------

EQUITY CAPITAL
Common stock ........................................................................................          1,135,284
Surplus .............................................................................................            731,319
Undivided profits and capital
  reserves ..........................................................................................          2,943,008
Net unrealized holding gains
  (losses) on available-for-sale
  securities ........................................................................................             25,428
Cumulative foreign currency transla-
  tion adjustments ..................................................................................       (    16,342)
                                                                                                            ------------
Total equity capital ................................................................................          4,818,697
                                                                                                             -----------
Total liabilities and equity
  capital ...........................................................................................        $57,536,995
                                                                                                             ===========

      I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                  Robert E. Keilman

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                         -
      J. Carter Bacot     |
      Thomas A. Renyi     |
      Alan R. Griffith    |     Directors
                         -


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